UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2007
AVANADE INC.
(Exact name of Registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	000-51748 (Commission File Number)	91-2032865 (I.R.S. Employer Identification No.)
2211 Elliott Avenue, Suite 200
Seattle, Washington 98121
(Address of principal executive offices)
Registrant’s telephone number, including area code: (206) 239-5600
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On May 23, 2007, the Board of Directors of Avanade Inc. (the “Company”) resolved that the fiscal year of the Company beginning on October 1, 2006 shall end on August 31, 2007, and, from and after that date, the fiscal year of the Company shall be the period beginning on September 1 of each year and ending on August 31 of the following year. The Company’s next periodic report under the Securities Exchange Act of 1934 will be on Form 10-Q for the three month period ending June 30, 2007. Following the filing of the Form 10-Q, the Company intends to file a transition report on Form 10-K to reflect the 11 month transition period of October 1, 2006 through August 31, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVANADE INC.
Date: May 29, 2007
	By:	/s/ Mark H. Voigts
		Name:	Mark H. Voigts
		Title:	General Counsel and Secretary